SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 27, 2002

                             TTR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                        0-22055                11-3223672
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
      Incorporation)                                        Identification No.)

                              575 Lexington Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                  212-527-7518
              (Registrant's Telephone Number, including Area Code)

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

      TTR Technologies, Inc. (hereinafter, the "Company") has delivered to the Company's stockholders of common stock, par value $0.001 per share, the Company's Proxy Statement, dated June 18, 2002 (the "Proxy Statement"), relating to the 2002 annual meeting (the "Annual Meeting"), scheduled to be held on July 22, 2002.

      Following delivery of the Proxy Statement, management has been advised by representatives of certain Company stockholders of their opposition to the slate of director nominees proposed in the Proxy Statement. In light of the expressed opposition and in response to the concerns that were expressed, the Board of Directors of the Company has decided to postpone the Annual Meeting currently scheduled for July 22, 2002 to an unspecified later date. Management anticipates that a revised Proxy Statement containing a revised slate of director candidates, as well as potentially other new proposals, will be circulated in the near future.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2002                     TTR TECHNOLOGIES, INC.

                                        By: /s/ Sam Brill

                                        Sam Brill
                                        Chief Operating Officer